1 INVESTOR PRESENTATION 2012 THIRD QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended January 28, 2012, in some cases have affected and in the future could affect the Company’s financial performance and could cause actual results for the 2012 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION All dollar and share amounts are in thousands unless otherwise stated. Sub-totals and totals may not foot due to rounding. 1

3 Q3 P&L SUMMARY 20112012 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES COST OF GOODS SOLD GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME BEFORE TAXES TAX EXPENSE NET INCOME NET INCOME PER SHARE BASIC DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC DILUTED $1,169,649 81,669 86,962 $1,075,856 429,334 646,522 569,527 (2,855) 79,850 533 79,317 $50,905 $0.59 $0.57 28,412 438,082 82,522 89,707 731,567 620,323 (1,154) 112,398 1,584 110,814 39,307 $71,507 $0.88 $0.87 100.0% 100.0% 39.9% 60.1% 52.9% -0.3% 7.4% 0.0% 7.4% 4.7% 2.6% 37.5% 62.5% 53.0% -0.1% 9.6% 0.1% 9.5% 3.4% 6.1% 2

TOTAL SALES TOTAL US SALES TOTAL INTERNATIONAL SALES DTC SALES COMPARABLE STORES SALES: TOTAL COMPANY ABERCROMBIE & FITCH abercrombie kids HOLLISTER +9% 0% +37% +20% -3% -4% -3% -1% TOTAL SALES TOTAL US SALES TOTAL INTERNATIONAL SALES DTC SALES COMPARABLE STORES SALES: TOTAL COMPANY ABERCROMBIE & FITCH abercrombie kids HOLLISTER +8% -2% +36% +28% -6% -6% -8% -5% SALES ANALYSIS VERSUS PRIOR YEAR 70.0% 69.4% U.S. U.S. 30.0% 30.6% INTERNATIONAL INTERNATIONAL SALES MIX SALES MIX Q3 YEAR-TO-DATE 3

U.S. CHAIN STORE + U.S. DTC SALES LIKES 17% 13% 12% 16% 4% 7% 7% 7% 1% 8% 8% Q2 Q2 Q2Q4 2010 *U.S. CHAIN INCLUDES OUTLET AND EXCLUDES FLAGSHIP AND TOURIST STORES 2011 2012 Q4Q1 Q1 Q1Q3 Q3 Q3 4

(1) Represents the impact of converting prior year sales at current year rates (2) New stores, net of closures; plus net effect of third party sell-off revenue $1,075,856 (7,883) -0.7% (22,033) -2.0% 25,808 2.4% 9.1%97,901 $1,169,649 8.7% THIRD QUARTER GROWTH CONTRIBUTION % 2011 NET SALES FOREIGN EXCHANGE IMPACT (1) COMPARABLE STORES DTC NON-COMPARABLE STORES, NET (2) 2012 NET SALES SALES GROWTH CONTRIBUTION 5

2012 % OF NET SALES 2011 % OF NET SALESTHIRD QUARTER $189,492 $177,81216.2% 16.5% (30) (10) (40) 50 10 307,450 283,87126.3% 26.4% 496,942 461,68342.5% 42.9% 123,381 107,84410.5% 10.0% $620,323 $569,52753.0% 52.9% STORE OCCUPANCY (1) ALL OTHER (2) STORES & DISTRIBUTION MARKETING, GENERAL & ADMINISTRATIVE TOTAL BPS (3) (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense (2) Includes selling payroll, store management and support, other store expense, DTC, and distribution center costs (3) Rounded based on reported percentages OPERATING EXPENSE 6

(1) Operating Income for U.S. Stores and International Stores is reported on an aggregate four-wall basis, excludes store pre-opening costs and is adjusted for period-end markdown reserves. (2) Store Pre-Opening Costs include pre-opening rent, payroll, travel and other expenses. (3) All Other includes Store Management & Support, DC (including DC markdowns) and Other Expenses, net of Other Income. Also includes third party sell-off revenue. $709,368 $725,351 214,959 132,446 3,100 $162,757 $140,068 68,502 58,983 (61,371) 22.9% 19.3% 31.9% 44.5% 92,120 30.8% 44.0% 69,647 (123,381) (107,844) (18,488)(10,730) (78,015) $112,398 $79,850 298,959 - - -- 158,314 3,007 $1,169,649 $1,075,856 SALES OPERATING INCOME 2012 2011 SALES OPERATING INCOME U.S. STORES (1) INTERNATIONAL STORES (1) DIRECT TO CONSUMER MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES STORE PRE-OPENING COSTS (2) ALL OTHER, NET (3) TOTAL Q3 ANALYSIS 7

SHARE REPURCHASES 3,300.0 3,025.2 $161,215 $104,283 $48.85 $34.47 428.8 $25,469 $59.40 - $41.97 19,894 - $64,399 $8,835 $67.78 $58.90 $97,903 $48.53 $265,498 $196,606 $55.44 - 2,017.3 6,325.2 3,546.2 950.1 150.0 SHARES REPURCHASED SHARES REPURCHASEDCOST COST AVERAGE COST AVERAGE COST FY 2012 FY 2011 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER TOTAL SHARES AUTHORIZED FOR FUTURE REPURCHASE 8

INTERNATIONAL HOLLISTER STORE COUNT - CUMULATIVE YEAR END Q3 END 2007 3 3 6 9 6 9 12 12 26 29 77 101 11 17 5 8 8 11 1 1 2 3 1 2 2 2 4 6 3 5 2 3 1 1 19 38 4 3 3 3 10 18 1 1 2008 2009 2010 20122011HOLLISTER CANADA UK GERMANY ITALY SPAIN IRELAND SWEDEN HONG KONG BELGIUM FRANCE AUSTRIA CHINA S. KOREA NETHERLANDS TOTAL 9

Q3 INTERNATIONAL STORE OPENINGS CITY DATECENTERBRAND A&F A&F / KIDS HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER PEDDER STREET SENDLINGER STRASSE I GIGLI HYSAN PLACE IFC SEOUL PRINCESSHAY ENTRE DEUX SHOPPING CITY SUD PUERTO VENECIA SO OUEST EMPORIA HONG KONG MUNICH, GERMANY FLORENCE, ITALY HONG KONG SEOUL, SOUTH KOREA EXETER, UK MAASTRICHT, NETHERLANDS VIENNA, AUSTRIA ZARAGOZA, SPAIN LEVALLOIS-PERRET, FRANCE MALMO, SWEDEN 8/11/12 10/25/12 8/18/12 8/25/12 8/30/12 9/20/12 9/20/12 9/27/12 10/4/12 10/18/12 10/25/12 10

ABERCROMBIE & FITCH OPENINGS DUBLIN AMSTERDAM SEOUL SHANGHAI LONDON NOVEMBER 1, 2012 DECEMBER, 2012 FALL 2013 FALL 2013 TBD TIER 1 / FLAGSHIP TIER 1 / FLAGSHIP TIER 1 / FLAGSHIP FLAGSHIP kids FLAGSHIP TIMING TYPECITY 11

FOURTH QUARTER: MID SINGLE DIGIT PERCENTAGE DECREASE IN COMPARABLE STORE SALES SLIGHTLY HIGHER GROSS MARGIN RATE RELATIVE TO THE YEAR-TO-DATE RATE EXPENSE DELEVERAGE SLIGHTLY GREATER THAN THE YEAR-TO-DATE DELEVERAGE FULL YEAR: TAX RATE: APPROXIMATELY 37% WEIGHTED AVERAGE SHARE COUNT: APPROXIMATELY 83.1 MILLION SHARES DILUTED EPS: APPROXIMATELY $2.85 - $3.00 CAPITAL EXPENDITURES OF $360 MILLION 2012 GUIDANCE UPDATES 12

Q3 STORE COUNT ACTIVITY * End of Q3 2012 includes 25 Gilly Hicks stores, 18 in the U.S. and seven in Europe. TOTAL U.S. CANADA EUROPE ASIAALL BRANDS* HOLLISTER CO. A&F abercrombie kids START OF Q3 2012 OPENINGS CLOSINGS END OF Q3 2012 START OF Q3 2012 OPENINGS CLOSINGS END OF Q3 2012 START OF Q3 2012 OPENINGS CLOSINGS END OF Q3 2012 START OF Q3 2012 OPENINGS CLOSINGS END OF Q3 2012 1,055 936 19 102 10 93 7 19 12 9 - - 2 - - - -2 - - - - - - - - - - - - 3- - - -- - - - - - - - 1,067 936 293 159 578 486 12 7 76 8312486587 9 154 160 154 278 295 278 4 8 3 3 3 3 4 11 2 4 6 11 - 4 9 13

STRATEGIC INITIATIVES MERCHANDISING INITIATIVES INVENTORY OPTIMIZATION INSIGHT & INTELLIGENCE CUSTOMER ENGAGEMENT AUC REDUCTION EXPENSE REDUCTION U.S. STORE CLOSURES 14